UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 12, 2011

Date of Report (Date of earliest event reported)

Medytox Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-54346

(Commission File Number)

54-2156042

(IRS Employer Identification No.)

400 S. Australian Ave., Suite 800, West Palm Beach, Florida 33401

(Address of Principal Executive Offices and Zip Code)

(561) 855-1626

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]      Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[__]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

            (17 CFR 240.14a-12)

[__]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Section 1  Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On December 6, 2011, Medytox Solutions, Inc. (the “Company”) (OTCBB: “MMMS”) entered into three material agreements with Valley View Drive Associates, LLC, a New Jersey limited liability company (“Lender”). These agreements included a promissory note (the “Note”) executed in connection with a $500,000 loan to the Company; a convertible promissory note (the “Convertible Note”) executed in connection with a separate $500,000 loan to the Company; and, a security agreement (the “Security Agreement”), pursuant to which the Company and two of its subsidiaries granted a security interest to Lender. Each of these agreements is attached as an exhibit to this Form 8-K.

                The Note provides that the principal amount shall be repaid at the sum of $50,000 per month with the first payment becoming due on March 30, 2012. Payment shall thereafter be made on the last working day of each month for 10 months until January 31, 2013. Interest on the outstanding principal balance of the Note will be paid to the Lender at the rate of 20% per annum. All amounts due and payable under the Note may be prepaid in whole or in part, at any time without premium or penalty.  In the event of a default by the Company under the terms of the Note, any outstanding obligations under the Note may become due and payable immediately. The Note is secured by a security interest in and lien against the Company’s accounts receivable and all proceeds thereof, and the accounts receivable and all proceeds thereof of two (2) of the Company’s wholly-owned subsidiaries, Medytox Medical Management Solutions Corp. (“Medytox MMSC”) and Medytox Institute of Laboratory Medicine, Inc.

                The Convertible Note provides that the principal amount shall be repaid at the sum of $50,000 per month with the first payment becoming due on March 31, 2012. Payment shall thereafter be made on the last working day of each month for 10 months until January 31, 2013. Interest on the outstanding principal balance of the Note will be paid to the Lender at the rate of 20% per annum. All amounts due and payable under the Note may be prepaid in whole or in part, at any time without premium or penalty. In the event of a default by the Company under the terms of the Convertible Note, any outstanding obligations under the Convertible Note may become due and payable immediately. The Convertible Note is secured by a security interest in and lien against the Company’s accounts receivable and all proceeds thereof, and the accounts receivable and all proceeds thereof of Medytox MMSC and Medytox Institute of Laboratory Medicine, Inc.

Under the terms of the Convertible Note, Lender has the right, at the Lender’s option, at any time prior to the payment in full of all amounts due under such Convertible Note to convert the principal and accrued and unpaid interest due and owing under such Convertible Note, in whole or in part, into common stock of the Company (the “Shares”) at an initial conversion price (the “Conversion Price”) of $2.50 per share, subject to adjustment as further provided by the terms of the Convertible Note.  The number of Shares issuable upon conversion of the Convertible Note shall equal the number obtained by dividing (a) the principal amount of the Convertible Note to be converted plus accrued and unpaid interest due thereon, by (b) the Conversion Price in effect on the date of conversion of the Convertible Note, in whole or in part.

            The Security Agreement was executed by the Company and its subsidiaries, Medytox MMSC and Medytox Institute of Laboratory Medicine, Inc. Pursuant to the Security Agreement, the Company and the above identified subsidiaries each assigned, pledged and granted to the Lender, a security interest in, and lien upon, all of such entities’ right, title, and interest in and to their respective accounts receivable and the proceeds thereof.

                The descriptions of the Note, the Convertible Note and the Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such documents which are filed as Exhibits. 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and which are incorporated herein by reference.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 above is incorporated herein by reference.

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Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1        Promissory Note, dated as of December 6, 2011, by and between Medytox Solutions, Inc. and Valley View Drive Associates, LLC

10.2        Convertible Promissory Note dated as of December 6, 2011, by and between Medytox Solutions, Inc. and Valley View Drive Associates, LLC

10.3        Security Agreement dated as of December 6, 2011, by and between Medytox Solutions, Inc., Medytox Medical Management Solutions Corp., Medytox Institute of Laboratory Medicine, Inc. and Valley View Drive Associates, LLC

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                MEDYTOX SOLUTIONS, INC.

DATED:  December 12, 2011.                          By:         /s/:  William G. Forhan

                                                                                William G. Forhan, CEO, CFO and Chairman,

                                                                                (Principal Executive Officer)

(Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Exhibit

Number

10.1        Promissory Note, dated as of December 6, 2011, by and between Medytox Solutions, Inc. and Valley View Drive Associates, LLC

10.2        Convertible Promissory Note dated as of December 6, 2011, by and between Medytox Solutions, Inc. and Valley View Drive Associates, LLC

10.3        Security Agreement dated as of December 6, 2011, by and between Medytox Solutions, Inc., Medytox Medical Management Solutions Corp., Medytox Institute of Laboratory Medicine, Inc. and Valley View Drive Associates, LLC

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